POWER OF ATTORNEY

RIVERSOURCE LIFE INSURANCE CO. OF NEW YORK

Gumer C. Alvero Michael J. Pelzel Jason J. Poor Stephen P. Blaske Sara S. Janz Diana M. Marchesi	Karen M. Bohn Ronald L. Guzior Shweta Jhanji Brian E. Hartert Gregg L. Ewing

Do hereby jointly and severally authorize Nicole D. Wood and Paula J. Minella to sign as their attorneys-in-fact and agents any and all documents (i.e., Registration Statement, pre-effective amendment, post-effective amendment and any application for exemptive relief) on behalf of the registrants reflected in the attached list that have been filed with the Securities and Exchange Commission by RiverSource Life Insurance Co. of New York pursuant to the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, by means of the Security and Exchange Commission’s electronic disclosure system known as EDGAR or otherwise; and to file the same, with any amendments thereto and all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, and do hereby ratify such signatures heretofore made by such persons.

It is expressly understood by the undersigned that all to whom this Power of Attorney is presented are hereby authorized to accept a copy, photocopy or facsimile of this authorization with the same validity as the original.

This Power of Attorney may be executed in any number of counterpart copies, each of which shall be deemed an original and all of which, together, shall constitute one and the same instrument.

IN WITNESS WHEREOF, the undersigned have executed this Power of Attorney for the purpose herein set forth.

Dated: September 6, 2023

/s/ Gumer C. Alvero	/s/ Karen M. Bohn
Gumer C. Alvero	Karen M. Bohn
Chairman, President and Chief Executive Officer	Director

/s/ Michael J. Pelzel	/s/ Ronald L. Guzior
Michael J. Pelzel	Ronald L. Guzior
Senior Vice President – Corporate Tax	Director

/s/ Jason J. Poor	/s/ Shweta Jhanji
Jason J. Poor	Shweta Jhanji
Director and Vice President-Operations	Senior Vice President and Treasurer

/s/ Stephen P. Blaske	/s/ Brian E. Hartert
Stephen P. Blaske	Brian E. Hartert
Senior Vice President and Chief Actuary	Director

/s/ Sara S. Janz	/s/ Gregg L. Ewing
Sara S. Janz	Gregg L. Ewing
Director	Vice President, Chief Financial Officer and Controller

/s/ Diana M. Marchesi
Diana M. Marchesi
Director

RIVERSOURCE LIFE INSURANCE CO. OF NEW YORK

REGISTERED VARIABLE ANNUITY/LIFE INSURANCE PRODUCTS

	1933 Act No.	1940 Act No.
RiverSource of New York Variable Annuity Account 1		811-07475
Privileged Assets Select Annuity	333-139767
RiverSource of New York Variable Annuity Account 2		811-07511
RiverSource Personal Portfolio Plus 2/RiverSource Personal Portfolio	333-139772
RiverSource Endeavor Select Variable Annuity	333-139764
RiverSource FlexChoice Select Variable Annuity	333-144422
RiverSource Innovations Select Variable Annuity	333-139764
RiverSource Innovations Variable Annuity	333-139764
RiverSource of New York Account 4		811-3500
RiverSource Variable Retirement & Combination Annuities	2-78194
RiverSource Employee Benefit Annuity	33-52567
RiverSource Flexible Annuity	33-4174
RiverSource of New York Account 7		811-4913
Life Vest Single Premium Variable Life Insurance Policy	33-10334
RiverSource of New York Account 8		811-05213
RiverSource Succession Select Variable Life Insurance	333-42257
RiverSource Variable Universal Life Insurance	33-15290
RiverSource Variable Second-To-Die Life Insurance	333-42257
RiverSource Variable Universal Life Insurance III	333-44644
RiverSource Variable Universal Life IV/RiverSource Variable Universal Life IV – Estate Series	333-44644
RiverSource Variable Universal Life 5/RiverSource Variable Universal Life 5 – Estate Series	333-183262
RiverSource Variable Universal Life 6 Insurance	333-227507
RiverSource Survivorship Variable Universal Life Insurance	333-260322
RiverSource of New York Variable Annuity Account		811-07623
RiverSource Flexible Portfolio Annuity	333-03867
RiverSource Retirement Advisor Variable Annuity	333-91691
RiverSource Retirement Advisor Advantage Variable Annuity/RiverSource Retirement Advisor Select Plus Variable Annuity	333-91691
RiverSource Retirement Advisor Advantage Plus Variable Annuity/RiverSource Retirement Advisor Select Plus Variable Annuity	333-91691
RiverSource Retirement Advisor 4 Advantage Plus Variable Annuity/RiverSource Retirement Advisor 4 Select Plus Variable Annuity/RiverSource Retirement Advisor 4 Access Variable Annuity	333-91691
RiverSource RAVA 5 Advantage Variable Annuity/RAVA 5 Select Variable Annuity/RAVA 5 Access Variable Annuity (offered for contract applications signed prior to 4/30/2012)	333-91691
RiverSource RAVA 5 Advantage Variable Annuity/RAVA 5 Select Variable Annuity/RAVA 5 Access Variable Annuity (offered for contract applications signed on or after 4/30/2012 but prior to 4/29/2013)	333-179335
RiverSource RAVA 5 Advantage Variable Annuity/RAVA 5 Select Variable Annuity/RAVA 5 Access Variable Annuity (offered for contract applications signed on or after 4/29/2013)	333-186220
RiverSource RAVA 5 Choice Variable Annuity	333-229361
RiverSource RAVA 5 Advantage Variable Annuity (offered for contract applications signed on or after 4/29/2019)	333-230375

	1933 Act No.	1940 Act No.
RiverSource RAVA 5 Access Variable Annuity (offered for contract applications signed on or after 6/19/2020)	333-237300
RiverSource RAVA Apex NY Variable Annuity	333-262387
RiverSource RAVA Vista NY Variable Annuity	333-262389
RiverSource of New York Account SBS		811-6560
RiverSource Symphony Annuity	33-45776